UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 31, 2004

BH/RE, L.L.C.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-50689 (Commission File Number)	84-1622334 (IRS Employer Identification No.)

885 Third Avenue 34th Floor New York, New York (Address of Principal Executive Offices)	10022 (Zip Code)

Registrant’s telephone number, including area code: (212) 371-2211

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
First Amendment to Purchase and Sale Agreement
Amended and Restated Loan and Facilities Agreement
Second Amended and Restated Operating Agreement of EquityCo
Amended & Restated Planet Hollywood Resort & Casino Licensing Agreement

Item 1.01. Entry into a Material Definitive Agreement.

     On August 31, 2004, OpBiz, L.L.C., a majority-owned subsidiary of BH/RE, entered into the Amended and Restated Loan and Facilities Agreement with a group of lenders for which The Bank of New York, Asset Solutions Division, acts as the administrative agent and collateral agent, which agreement we refer to in this report as the Credit Agreement. Pursuant to the Credit Agreement and in connection with the acquisition described in Item 2.01 of this report, OpBiz issued $500 million of Term Loan A notes and $10 million of Term Loan B notes. A description of the material terms and conditions of the Credit Agreement was previously filed by BH/RE in its Form 10, File No. 000-50689, filed on April 16, 2004, under “Item 1. Business—Financing of the Aladdin Acquisition and Renovations—The Credit Agreement” and is incorporated by reference into this Item 1.01. A copy of the Credit Agreement is filed herewith as Exhibit 10.1 and is also incorporated by reference into this Item 1.01.

     In addition, on August 31, 2004, BH/RE and Starwood Nevada Holdings, LLC entered into the Second Amended and Restated Operating Agreement of EquityCo, L.L.C., which we refer to in this report as the Amended EquityCo Operating Agreement. The principal changes effected by this amendment and restatement include, among other things, (i) establishing a minimum initial capital contribution level to be contributed by BH/RE, (ii) authorizing the election of MezzCo, L.L.C., a majority-owned subsidiary of BH/RE, to be treated as a corporation for U.S. federal income tax purposes, (iii) requiring EquityCo to make certain initial distributions of net cash flow to Starwood in priority to BH/RE and (iv) granting certain registration rights to both BH/RE and Starwood, including registration rights in connection with certain public offerings of equity securities of EquityCo, pursuant to a registration rights agreement to be entered into at a later date. The foregoing is a summary of certain terms and conditions of the Amended EquityCo Operating Agreement and is qualified in its entirety by reference to the Amended EquityCo Operating Agreement, a copy of which is filed herewith as Exhibit 10.2 and is incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

     On August 31, 2004, BH/RE and OpBiz completed the acquisition of substantially all of the real and personal property owned or used by Aladdin Gaming, LLC to operate the Aladdin Resort and Casino located in Las Vegas, Nevada, and $15 million of working capital from Aladdin Gaming.

     The purchase price was $510 million plus the assumption of various contracts and leases entered into by Aladdin Gaming in connection with its operation of the Aladdin and certain of Aladdin Gaming’s liabilities. OpBiz paid the purchase price by issuing $500 million of Term Loan A notes and $10 million of Term Loan B notes under the Credit Agreement to Aladdin Gaming’s secured creditors.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     See Items 1.01 and 2.01 of this report regarding OpBiz entering into the Credit Agreement in connection with its acquisition of substantially all of the real and personal property owned or used by Aladdin Gaming.

Item 9.01. Financial Statements and Exhibits.

     (a)     Financial Statements of Business Acquired. The audited financial statements required by this Item 9.01(a) were previously filed by BH/RE in its Form 10, File No. 000-50689, filed on April 16, 2004, on pages F-12 though F-32 and are incorporated by reference into this Item 9.01(a).

     The unaudited interim financial statements required by this Item 9.01(a) were previously filed by BH/RE in its Form 10-Q for the period ended June 30, 2004 under “Item 1. Financial Statements” and are incorporated by reference into this Item 9.01(a).

     (b)     Pro Forma Financial Information. The unaudited pro forma financial statements required by this Item 9.01(b) were previously filed by BH/RE in its Form 10-Q for the period ended June 30, 2004 under “Item 5. Other Information” and are incorporated by reference into this Item 9.01(b).

     (c)  Exhibits.

Exhibit
Number	Description

2.1	Purchase and Sale Agreement, dated April 23, 2003, by and between OpBiz, L.L.C. and Aladdin Gaming, LLC, incorporated by reference to Exhibit 2.1 to Form 10 (File No. 000-50689) of BH/RE, L.L.C. filed on April 16, 2004.

2.2*	First Amendment to Purchase and Sale Agreement, dated August 31, 2004, by and between OpBiz, L.L.C. and Aladdin Gaming, LLC.

10.1*	Amended and Restated Loan and Facilities Agreement, dated August 31, 2004, by and among OpBiz, L.L.C., the lenders party thereto and The Bank of New York, Asset Solutions Division.

10.2*	Second Amended and Restated Operating Agreement of EquityCo, L.L.C., dated as of August 31, 2004.

10.3*	Amended & Restated Planet Hollywood Resort & Casino Licensing Agreement, effective August 9, 2004, by and among Planet Hollywood International, Inc., Planet Hollywood (Region IV), Inc., Planet Hollywood Memorabilia, Inc. and OpBiz, L.L.C.

*	Filed herewith.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BH/RE, L.L.C.

By:	/s/ Douglas P. Teitelbaum Douglas P. Teitelbaum Manager

Date: September 7, 2004

INDEX TO EXHIBITS

Exhibit
Number	Description

2.1	Purchase and Sale Agreement, dated April 23, 2003, by and between OpBiz, L.L.C. and Aladdin Gaming, LLC, incorporated by reference to Exhibit 2.1 to Form 10 (File No. 000-50689) of BH/RE, L.L.C. filed on April 16, 2004.

2.2*	First Amendment to Purchase and Sale Agreement, dated August 31, 2004, by and between OpBiz, L.L.C. and Aladdin Gaming, LLC.

10.1*	Amended and Restated Loan and Facilities Agreement, dated August 31, 2004, by and among OpBiz, L.L.C., the lenders party thereto and The Bank of New York, Asset Solutions Division.

10.2*	Second Amended and Restated Operating Agreement of EquityCo, L.L.C., dated as of August 31, 2004.

10.3*	Amended & Restated Planet Hollywood Resort & Casino Licensing Agreement, effective August 9, 2004, by and among Planet Hollywood International, Inc., Planet Hollywood (Region IV), Inc., Planet Hollywood Memorabilia, Inc. and OpBiz, L.L.C.

*	Filed herewith.